AZZ Inc. Q1 FY2024 Earnings Release Presentation July 10, 2023

Q1 FY2024 Earnings Presentation Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as "may," "could," "should," "expects," "plans," "will," "might," "would," "projects," "currently," "intends," "outlook," "forecasts," "targets," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward- looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the construction markets, the industrial markets and the metal coatings markets. We could also experience additional increases in labor costs, components, and raw materials including zinc and natural gas, which are used in our hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; an increase in our debt leverage and/or interest rates on our debt, of which a significant portion is tied to variable interest rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, including in Part l, Item 1A. Risk Factors, in AZZ's Annual Report on Form 10-K for the fiscal year ended February 28, 2023, and other filings with the Securities and Exchange Commission ("SEC"), available for viewing on AZZ's website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. 2

Q1 FY2024 Earnings Presentation Q1 FY2024 Company Highlights Q1 Fiscal 2024 Sales $391 million(1) Metal Coatings Segment $168.8M Precoat Metals Segment $222.1M Key Accomplishments in the Quarter • Record-level Metal Coatings sales, up 3.3% from prior year and 13% sequentially • Precoat sales improvement reflects seasonally stronger quarter, up 19% sequentially • Precoat Metals has improved production efficiencies associated with customer-owned inventory (1) Reflects Sales from Continuing Operations 3

Q1 FY2024 Earnings Presentation Q1 FY2024 Continuing Operations Results Three Months Ended May 31, 2023 2022 Change vs. Prior Year(1) Sales $ 390.9 $ 207.1 +88.7% Gross profit $ 97.0 $ 60.1 +61.6% Gross margin 24.8% 29.0% (420)bps Selling, general and administrative $ 31.5 $ 32.1 (1.9)% Selling, general and administrative as % of sales 8.1% 15.5% +740bps Operating profit $ 65.5 $ 27.9 +134.7% Operating margin(2) 16.8% 13.5% +330bps Adjusted EBITDA(3) $ 85.4 $ 52.5 +62.6% Adjusted EBITDA margin 21.8% 25.4% (360)bps Adjusted net income(3) $ 33.4 $ 28.2 +18.4% Adjusted diluted earnings per share(3) $ 1.14 $ 1.10 +3.6% Weighted average shares outstanding - Diluted 29,150 25,675 13.5% (1) Quarter results reflect acquisition of Precoat Metals on 5/13/2022 and divestiture of controlling interest in AIS on 9/30/2022 (2) Excluding acquisition and transaction-related expenses of $12.6 million, operating margin would have been 19.6% for fiscal 2023 (3) Non-GAAP measure. See slides 13 and 14 for reconciliation of GAAP to Non-GAAP 4 In millions $, except percentages and per share amounts

Q1 FY2024 Earnings Presentation YTD FY2024 AZZ Cash Flow Highlights – Continuing Operations Three Months Ended May 31, 2023 2022 Net cash provided by operating activities $ 46.9 $ 21.7 Less: capital expenditures $ (17.0) $ (6.5) Free cash flow(1) $ 29.9 $ 15.2 Adjusted EBITDA $ 85.4 $ 52.5 Free cash flow conversion 35.0% 28.9 % Acquisition of subsidiaries, net of cash acquired $ — $ 1,298.5 Payment of dividends on Common and Series A Preferred Stock(2) $ 7.8 $ 4.2 Debt repayments $ 20.0 $ — (1) Free cash flow is a Non-GAAP measure that is reconciled to the GAAP measure (free cash flow defined as Net cash provided by operations, less capital expenditures) (2) Payment of dividends includes $4.2 million for Common Stock and $3.6 million for Series A Preferred Stock 5 In millions $, except percentages

Q1 FY2024 Earnings Presentation FY2024 Capital Allocation Priorities High ROIC Investments •Organic growth •Strategic customer partnerships •Productivity and efficiency enhancements Reduce Leverage •3.0x leverage target Acquisitions •Deferred Return Capital •Committed to sustaining dividends 6

Q1 FY2024 Earnings Presentation Focused on Deleveraging • Total debt repayment of $20.0 million in Q1 FY2024; Target debt reduction of $75-$100 million in FY2024 • Net leverage 3.5X at the end of Q1 FY2024 represents 0.7X improvement since closing the Precoat transaction • No debt maturities until 2027 • Strong cash flow generation supports deleveraging • Tax benefits of Precoat acquisition reduces cash tax outlays Long-Term Target Range 2.5x-3.0x > 3/4 turn reduction in net leverage since close4.25x 3.5x 3.0x 7 Q1 FY2024

Q1 FY2024 Earnings Presentation 8 FY2024 Guidance - Continuing Operations Adjusted EPS(1) Sales $3.85 - $4.35 $1,400 - $1,550m Sales Adjusted EBITDA $300 - $325m Adjusted EBITDA Adjusted EPS (1) Adjusted earnings and Adjusted earnings per share includes after-tax add-back of amortization of acquisition-related intangibles Reaffirming Previously Issued GuidanceIn millions $, except per share amounts

Q&A 9

Appendix 10

Q1 FY2024 Earnings Presentation 11 Fiscal Year 2024 Earnings Per Share (EPS) Walk(1) - Continuing Operations (1) Earnings per share amounts included in the chart above may not sum due to rounding differences

Reg “G” Tables 12

Q1 FY2024 Earnings Presentation Continuing Operations Non-GAAP Disclosure Three Months Ended May 31, 2023 2022 Amount Per Diluted Share(1) Amount Per Diluted Share(1) Net income from continuing operations $ 28,522 $ 15,353 Less: preferred stock dividends (3,600) — Net income from continuing operations available to common shareholders 24,922 15,353 Impact of after-tax interest expense for convertible notes — 547 Impact of preferred stock dividends 3,600 — Net income and diluted earnings per share from continuing operations 28,522 $ 0.98 15,900 $ 0.62 Adjustments: Acquisition and transaction related expenditures(2) — — 12,614 0.49 Amortization of intangible assets 6,355 0.22 3,541 0.14 Subtotal 6,355 0.22 16,155 0.63 Tax impact(3) (1,525) (0.05) (3,877) (0.15) Total adjustments 4,830 0.17 12,278 0.48 Adjusted net income and adjusted earnings per share from continuing operations(4) $ 33,352 $ 1.14 $ 28,178 $ 1.10 Weighted average shares outstanding - Diluted 29,150 25,675 (1) Earnings per share amounts included in the table above may not sum due to rounding differences. (2) Includes expenses related to the Precoat Metals acquisition and the divestiture of 60% of the AVAIL joint venture. (3) The non-GAAP effective tax rate for each of the periods presented is estimated at 24.0%. (4) Adjusted net income from continuing operations includes $1.4 million of equity in earnings for the three months ended May 31, 2023. 13

Q1 FY2024 Earnings Presentation Non-GAAP Disclosure of Continuing Operations Adjusted EBITDA Three Months Ended May 31, 2023 2022 Net income from continuing operations $ 28,522 $ 15,353 Interest expense 28,706 7,472 Income tax expense 9,650 5,111 Depreciation and amortization 18,523 11,973 Acquisition and transaction related-expenditures — 12,614 Adjusted EBITDA from continuing operations $ 85,401 $ 52,523 14

Q1 FY2024 Earnings Presentation Non-GAAP Segment Disclosure from Continuing Operations Three Months Ended May 31, 2023 2022 Metal Coatings Operating income $ 45,470 $ 45,270 Depreciation and amortization expense 6,416 8,389 EBITDA $ 51,862 $ 53,669 Precoat Metals Operating income $ 37,691 $ 6,648 Depreciation and amortization expense 5,465 3,181 EBITDA $ 43,156 $ 9,829 Infrastructure Solutions Operating loss $ (22) $ — Equity in earnings of unconsolidated subsidiaries 1,420 — EBITDA $ 1,398 $ — Corporate Operating loss $ (17,643) $ (24,009) Consolidated operating income $ 65,496 $ 27,909 15